UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

FedEx Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # T02438-Z93406-P55345 2026 Annual Meeting of Stockholders Date: September 28, 2026 For holders as of: August 3, 2026 Time: 8:00 a.m. Central Time Location: Online in a virtual-only format at www.virtualshareholdermeeting.com/FDX2026 FEDEX CORPORATION FEDEX CORPORATION 942 SOUTH SHADY GROVE ROAD MEMPHIS, TN 38120 ATTN: INVESTOR RELATIONS You invested in FEDEX CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on September 28, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to September 14, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639, or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy of the proxy material(s). There is no charge for requesting a copy of the proxy material(s). Requests, instructions, and other inquiries sent to this email address will not be forwarded to your investment advisor. • 11:59 p.m. Eastern Time on September 23, 2026 for shares held in any FedEx or subsidiary employee stock purchase plan or benefit plan • 11:59 p.m. Eastern Time on September 27, 2026 for all other stockholders We encourage you to vote before the meeting. You may also vote virtually during the meeting at www.virtualshareholdermeeting.com/FDX2026. Have your 16-digit control number (indicated above) ready. Internet and Telephone Voting Deadlines*

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends T02439-Z93406-P55345 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting and the more complete proxy materials, which contain important information and are available at www.ProxyVote.com or by mail. We encourage you to access and review all of the proxy materials before submitting your proxy and voting instructions. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors Nominees: 1a. MARK A. EDMUNDS For 1b. MARVIN R. ELLISON For 1c. SUSAN PATRICIA GRIFFITH For 1d. R. BRAD MARTIN For 1e. NANCY A. NORTON For 1f. FREDERICK P. PERPALL For 1g. JOSHUA COOPER RAMO For 1h. SUSAN C. SCHWAB For 1i. RICHARD W. SMITH For 1j. RAJESH SUBRAMANIAM For 1k. PAUL S. WALSH For 2. Advisory vote to approve named executive officer compensation. For 3. Ratify the appointment of Ernst & Young LLP as FedEx’s independent registered public accounting firm for the transition period from June 1, 2026 through December 31, 2026. For 4. Stockholder proposal regarding independent board chair. Against 5. Stockholder proposal regarding lower threshold to call a special meeting. Against 6. Stockholder proposal regarding report on risks related to distributing abortion drugs. Against NOTE: At their discretion, the proxies are authorized to vote on any other matters that may properly come before the meeting and any adjournments or postponements thereof. If any nominee becomes unable to stand for election, the proxy holders may vote the shares for any substitute nominee selected by the Board of Directors.